UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2015

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 26, 2015, the Registrant and Google Inc. (“Google”), entered into a Google Services Agreement (the “Services Agreement”).  The Services Agreement is effective as of April 1, 2016 (following the expiration of the current services agreement in place between the parties) and expires on March 31, 2020; provided, that the Registrant may choose to terminate the agreement effective March 31, 2019 upon prior written notice.

Pursuant to the Services Agreement, Google will provide the Registrant with, among other things, search advertisements through Google’s AdSense for Search (“AFS”) and AdSense for Content (“AFC”) advertising services, web algorithmic search services through Google’s Websearch Service, and image search services. The results provided by Google for these services will be available to the Registrant for display on both desktop and mobile platforms.  The Registrant may use Google’s services on its owned and operated properties and desktop applications, and on approved syndication partner properties.

Google will pay the Registrant a percentage of the gross revenues from Google ads displayed by the Registrant.  The percentage will vary depending on whether the ads are displayed on the Registrant’s properties or on those of its syndication partners and whether displayed via desktop, mobile or tablet devices.  The Registrant will pay Google agreed-upon fees for requests for image search results or web algorithmic search results.

The Services Agreement is exclusive with respect to the placement of similar search-based advertisements on designated properties and applications of the Registrant on desktop platforms (subject to exclusions in certain circumstances), but is otherwise non-exclusive, and expressly permits the Registrant to use other search advertising services on mobile and tablet platforms, as well as in certain geographies outside the United States.

Either party may terminate the Services Agreement upon a material breach of the other party, subject to certain limitations. In addition, Google may suspend the Registrant’s use of services upon certain events and may terminate the Services Agreement if such events are not cured. Google generally retains broad discretion under the Services Agreement to update its policies and the terms and conditions of the services provided thereunder.

The full text of the related press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

Item 2.02.  Results of Operations and Financial Condition.

On October 26, 2015, the Registrant issued a press release announcing its results for the quarter ended September 30, 2015.  The full text of the press release, appearing in Exhibit 99.2 hereto, is incorporated herein by reference.

Prepared remarks by the Registrant’s management for the quarter ended September 30, 2015 and forward-looking statements, appearing in Exhibit 99.3 hereto and as posted on the “Investors” section of the Registrant’s website (www.iac.com) on October 26, 2015, are incorporated herein by reference.

Exhibits 99.2 and 99.3 are being furnished under this Item 2.02 “Results of Operations and Financial Condition.”

Item 7.01.  Regulation FD Disclosure.

On October 16, 2015, Match Group, Inc. (“Match Group”), a wholly-owned subsidiary of the Registrant, publicly filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (“SEC”) relating to the previously announced proposed initial public offering by Match Group of its common stock (the “Registration Statement”).   In the Registration Statement, Match Group disclosed that it expects to enter into certain financing transactions in advance of the initial public offering.

In connection with those potential financing transactions, Match Group is disclosing the following information: (i) the unaudited historical combined financial statements for Match Group for the nine months ended September 30, 2014 and 2015, which appear in Exhibit 99.4 hereto and are incorporated herein by reference, (ii) unaudited pro forma combined financial information of Match Group to reflect the completion of the previously announced acquisition of Plentyoffish Media, Inc. and the contemplated financing transactions, which appears in  Exhibit 99.5 hereto and is incorporated herein by reference, and (iii) certain unaudited pro forma operating results of Match Group for the twelve month period ended September 30, 2015, which appear in Exhibit 99.6 hereto and are incorporated herein by reference.

Exhibits 99.2, 99.3, 99.4, 99.5 and 99.6 are being furnished under this Item 7.01 “Regulation FD Disclosure.”

Item 9.01.  Financial Statements and Exhibits.

(a)	Match Group, Inc. Unaudited Historical Combined Financial Statements.

(i)	Unaudited combined balance sheet as of September 30, 2015;
(ii)	Unaudited combined statement of operations for the nine months ended September 30, 2014 and 2015; and
(iii)	Unaudited combined statement of cash flows for the nine months ended September 30, 2014 and 2015.

(b)	Match Group, Inc. Unaudited Pro Forma Combined Financial Information.

(i)	Unaudited pro forma combined balance sheet as of September 30, 2015;
(ii)	Unaudited pro forma combined statement of operations for the nine months ended September 30, 2015 and 2014; and
(iii)	Unaudited pro forma combined statement of operations for the year ended December 31, 2014.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of IAC/InterActiveCorp, dated October 26, 2015, Announcing Extension of Google Relationship.

99.2	Press Release of IAC/InterActiveCorp, dated October 26, 2015, Announcing Q315 Earnings and Extension of Google Relationship.

99.3	Prepared Remarks by IAC/InterActiveCorp Management, dated October 26, 2015.

99.4	Match Group, Inc. Unaudited Historical Combined Financial Statements.

99.5	Match Group, Inc. Unaudited Pro Forma Combined Financial Information.

99.6	Certain Unaudited Pro Forma Results of Match Group, Inc. for the Twelve Month Period ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

	By:	/s/ Gregg Winiarski
	Name:	Gregg Winiarski
	Title:	Executive Vice President and General Counsel

Date: October 26, 2015